Exhibit No.  99.3

                       U.S. DIGITAL COMMUNICATIONS, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                MARCH 31, 1997
                                  (UNAUDITED)

                                    ASSETS

                                             Pro Forma                                      Pro Forma
                                             US Digital      Pro Forma                       March 31,
                                           Communications     Skysite      Adjustments        1997
                                           --------------    ---------     -----------     -----------
Current assets
  Cash and cash equivalents                  $ 1,510,315     $   9,235     $ (262,861)     $ 1,256,689
  Trade accounts receivable, net                       -        78,252              -           78,252
  Inventory                                        1,389       264,644              -          266,033
  Other receivable                                20,000             -              -           20,000
  Prepaid expenses                                31,820             -              -           31,820
                                             -----------     ---------     -----------     -----------
    Total current assets                       1,563,524       352,131       (262,861)       1,652,794

  Property and equipment, net                     86,289             -         11,474           97,763

  Intangible assets, net                          86,950             -        788,567          875,517

  Other noncurrent assets                          6,414         4,964          4,200           15,578
                                             -----------     ---------     -----------     -----------

  Total assets                               $ 1,743,177     $ 357,095     $   541,380     $ 2,641,652
                                             ===========     =========     ===========     ===========

                    LIABILITIES AND STOCKHOLDERS (DEFICIT)

Current liabilities:

  Accounts payable and accrued expenses          979,948       970,667               -       1,950,615
  Customer deposits                                    -         1,080               -           1,080
  Stockholder loans                              744,385             -               -         744,385
  Accrued interest on stockholder loans            9,841             -               -           9,841
  Notes payable                                   13,527             -               -          13,527
  Minimum royalty obligation                     450,000             -               -         450,000
  Due to former officers and stockholders        203,522             -               -         203,522
                                             -----------     ---------     -----------     -----------
    Total current liabilities                  2,401,223       971,747               -       3,372,970

Notes payable (net of current portion)            25,034             -               -          25,034
                                             -----------     ---------     -----------     -----------

    Total liabilities                          2,426,257       971,747               -       3,398,004
                                             -----------     ---------     -----------     -----------

Commitments and contingencies
                                             -----------     ---------     -----------     -----------
Stockholders' (deficit):
  Preferred stock                                 20,318             -               -          20,318
  Common stock                                   221,280         1,000          (1,000)        221,280
  Additional paid-in capital                  16,967,773       471,366        (471,366)     16,967,773
  Common stock warrants                        1,249,577             -               -       1,249,577
  Deferred compensation                       (3,713,542)            -               -      (3,713,542)
  Common stock to be issued                            -             -         389,583         389,583
  Stockholders' receivable                             -             -        (200,000)       (200,000)
  Accumulated deficit                        (15,428,486)   (1,087,018)        824,163     (15,691,341)
                                             -----------     ---------     -----------     -----------

       Total stockholders' (deficit)            (683,080)     (614,652)        541,380        (756,352)
                                             -----------     ---------     -----------     -----------

       Total liabilities and
         stockholders' (deficit)             $ 1,743,177    $  357,095     $   541,380     $ 2,641,652
                                             -----------     ---------     -----------     -----------

     See accompanying notes to condensed consolidated financial statements

              U.S. DIGITAL COMMUNICATIONS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the three months ended March 31, 1997
                                  (Unaudited)


                                                                 Pro Forma
                                                                 US Digital
                                                               Communications              Skysite                   Pro Forma
                                                                March 31, 1997            acquisition              March 31, 1997
                                                               ---------------           --------------            --------------
Sales:
      Equipment                                                              -                   99,020  B                 99,020
      Services                                                               -                   38,950  B                 38,950
                                                               ---------------           --------------            --------------
         Total sales                                                         -                  137,970                   137,970

Cost of goods sold                                                           -                  160,106  B                160,106
                                                               ---------------           --------------            --------------
         Gross margin                                                        -                  (22,136)                  (22,136)
                                                               ---------------           --------------            --------------

Operating expenses:
      Sales and marketing                                                    -                   92,514  B                 92,514
      General and administrative                                       499,229                   76,109  B                627,909
                                                                                                 52,571  C
      Stock option compensation                                         97,896                        -                    97,896
                                                               ---------------           --------------            --------------
         Total operating expenses                                      597,125                  221,194                   818,319
                                                               ---------------           --------------            --------------
Loss from operations                                                  (597,125)                (243,330)                 (840,455)
                                                               ---------------           --------------            --------------

Other income (expense):
      Interest expense                                                 (28,465)                 (29,667) B                (58,132)
                                                               ---------------           --------------            --------------
         Total other income (expense), net                             (28,465)                 (29,667)                  (58,132)
                                                               ---------------           --------------            --------------

Net loss                                                              (625,590)                (272,997)                 (898,587)

Dividends on preferred stock                                          (416,149)                       -                  (416,149)
                                                               ---------------           --------------            --------------

Net loss available to common stockholders                      $    (1,041,739)          $     (272,997)           $   (1,314,736)
                                                               ===============           ==============            ==============

Net loss per common share:
      Basic                                                    $         (0.05)                                    $        (0.06)

      Diluted                                                  $         (0.05)                                     $       (0.06)

      Weighted average shares of
         common stock outstanding                                   22,128,000                                         22,638,000


See accompanying notes to pro forma condensed consolidated financial statement

              U.S. DIGITAL COMMUNICATIONS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31 1996
                                  (Unaudited)


                                           Pro Forma
                                           US Digital
                                         Communications          Skyline           Pro Forma
                                        December 31, 1996       acquisition     December 31, 1996
                                        -----------------       -----------     -----------------
Sales:
        Equipment                                     -             628,328 B             628,328
        Services                                      -              75,851 B              75,851
                                        -----------------       -----------     -----------------
           Total sales                                -             704,179               704,179
                                        -----------------       -----------     -----------------
Cost of goods sold                                    -             730,079 C             730,079
                                        -----------------       -----------     -----------------
           Gross margin                               -             (25,900)              (25,900)
                                        -----------------       -----------     -----------------


Operating expenses:
    Research and development                    955,570                   -               955,570
    Minimum royalty expense                     900,000                   -               900,000
    Fund-raising fees for failed offering       118,237                   -               118,237
    Sales and marketing                               -             530,020 B             530,020
    General and administrative                2,985,039             286,099 B           3,481,422
                                                                    210,284 C
    Stock option compensation                 2,297,083                   -             2,927,083
                                        -----------------       -----------     -----------------
           Total operating expenses           7,885,929           1,026,403             8,912,332
                                        -----------------       -----------     -----------------
Loss from operations                         (7,885,929)         (1,052,303)           (8,938,232)
                                        -----------------       -----------     -----------------

Other income (expense)
    Interest expense                            (47,618)            (21,656)B             (69,274)
    Interest and other income                     7,385                   -                 7,385
    Loss on investments and
     disposal of equipment                     (130,756)                  -              (130,756)
                                        -----------------       -----------     -----------------
           Total other income
                (expense), net                 (170,989)            (21,656)             (192,645)
                                        -----------------       -----------     -----------------

Net loss                                     (8,056,918)         (1,073,959)           (9,130,877)

Dividends on preferred stock                          -                   -                     -
                                        -----------------       -----------     -----------------
Net loss available to common
        stockholders                    $    (8,056,918)       $ (1,073,959)    $      (9,130,877)
                                        =================      ============     =================
Net loss per common share:
        Basic                           $         (0.37)                        $           (0.41)

        Diluted                         $         (0.37)                        $           (0.41)

        Weighted average shares
         of common stock outstanding         21,914,630                                22,424,630


See accompanying notes to pro forma condensed consolidated financial statements

               U.S. DIGITAL COMMUNICATIONS,INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

                     March 31, 1997 and December 31, 1996

A
                                                                Debit                   Credit
                                                                ----------------------------------
Current assets                                                        289,440
Property and equipment                                                 11,474
Other assets                                                            4,200
Goodwill                                                            1,051,422
Stockholders' recievable                                              200,000
        Advance made from Company to Skysite prior to acquisition                       231,039
        Shares to be issued                                                             389,583
        Liabilities assumed                                                             935,914

Record purchase of Skysite at fair value of assets and liabilities acquired.

B
                                                                 Year                    Three Months
                                                               ---------               -----------------
Cost of goods sold                                              730,079                 160,106
Sales and marketing                                             530,029                  92,514
General and administrative                                      286,099                  76,109
Interest expense                                                 21,656                  29,667
        Sales - equipment                                               628,328                 99,020
        Sales - services                                                 75,851                 38,950

Record Skysite estimated profit and loss for the year 12/31/96 and the three months ended 3/31/97.

C
                                                                Year                    Three Months
                                                             ---------               -----------------
Goodwill amortization                                           210,284                 52,571
        Accumulated amortization - Goodwill                             210.284                 52,571

Record amortization of goodwill over five years on a straight line basis.